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         EXHIBIT 99.2 - SARBANES-OXLEY ACT OF 2002, SS.906 CERTIFICATION

I, Andrew A. Campbell, certify that:

     (1) the Form 10-K of Pactiv Corporation for the year ended December 31, 2002, (the "Report") fully complies with the requirements of ss.13(a) or ss.15(d) of the Securities Exchange Act of 1934, as amended, and
     (2) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operation of Pactiv Corporation for the period then ended.


     /s/  ANDREW A. CAMPBELL
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Andrew A. Campbell
Senior Vice President and
Chief Financial Officer

  March 25, 2003
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Date